Exhibit 2.19

Execution

WPP Group plc

27 Farm Street

London W1J 5RJ

England

As of March 7, 2005

Citibank, N.A.

388 Greenwich Street, 14th Floor

New York, NY 10013

WPP Group plc - ADS Program —Acquisition of Grey Global Group Inc.

Ladies and Gentlemen:

Reference is hereby made to the Amended and Restated Deposit Agreement, dated as of October 24, 1995, as amended by Amendment No. 1 to Deposit Agreement, dated as of November 9, 1999, as further amended by Amendment No. 2 to Amended and Restated Deposit Agreement, dated as of October 3, 2000, and as further amended by Amendment No. 3 to Deposit Agreement, dated as of May 17, 2002 (as so amended and restated and further amended, the “Deposit Agreement”), by and among WPP Group plc, a public limited company organized and existing under the laws of England (“WPP” or the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, in its capacity as depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (“ADSs”) evidenced by American Depositary Receipts (“ADRs”) issued thereunder, each ADS representing five (5) ordinary shares, par value 10 pence per share, of WPP (the “WPP Shares”). Capitalized terms used but not otherwise defined in this Letter Agreement shall have the meaning given to such terms in the Deposit Agreement.

The purpose and intent of this Letter Agreement is to supplement the Deposit Agreement for the purposes of accommodating the issuance of (i) ADSs in connection with the Company’s acquisition of Grey Global Group Inc., a corporation incorporated under the laws of Delaware (“Grey”), and (ii) Restricted ADSs (as defined below) upon deposit of Restricted Securities from time to time at the written request of the Company.

The Company and the Depositary agree to file this letter agreement (the “Letter Agreement”) with the U.S. Securities and Exchange Commission (the “Commission”) as an exhibit under item 3(c) of Form F-6 under the Securities Act of 1993, as amended (the “Securities Act”), to the next Registration Statement on Form F-6 filed with the Commission in respect of the ADSs after execution of this Letter Agreement.

The Company has entered into an Agreement and Plan of Merger, dated as of September 11, 2004, as amended (the “Merger Agreement”), with Abbey Merger Corporation (“Abbey”), a Delaware corporation and wholly-owned subsidiary of the Company, and Grey, pursuant to which Grey will merge with and into Abbey, Abbey being the surviving corporation in the Merger (the “Merger”). The Merger Agreement provides that each holder of (i) Grey common stock, par value $0.01 per share (the “Grey Common Stock”), and (ii) Grey Limited Duration Class B Common Stock, par value $0.01 per share (the “Grey Class B Stock” and, together with the Grey Common Stock, the “Grey Stock”), including Grey securities convertible or exchangeable for Grey Stock, outstanding immediately prior to the effective time of the Merger will be entitled to receive, at such holder’s election and subject to the allocation and pro-ration procedures of the Merger Agreement whereby 50% of the outstanding Grey Stock will be converted into WPP ADSs and 50% of the outstanding Grey Stock will be converted into cash, (a) 21.746 ADSs, or at the election of the tendering holder of Grey Stock the number of WPP Shares represented by 21.746 ADSs (the “Share Consideration”), (b) U.S.$1,005.00 in cash (the “Cash Consideration”) or (c) a combination of Share Consideration and Cash Consideration (the Share Consideration together with the Cash Consideration, the “Merger Consideration”), for each share of Grey Stock surrendered in the Merger. The terms of the Merger are more fully described in the Proxy Statement Prospectus and Merger Consideration election materials, a copy of each of which is attached hereto as Exhibit A (the “Grey Acquisition Documents”). The exchange agent for the Merger and the transfer agent and registrar for the Grey Stock is American Stock Transfer & Trust Company (the “Exchange Agent”).

We confirm that we have registered the WPP Shares to be issued in Merger with the SEC under the Securities Act by means of a Registration Statement on Form F-4 (File No. 333-119949), declared effective by the Commission on February 2, 2005 (the “F-4 Registration Statement”). The Company and the Depositary have registered an aggregate of one hundred and eighty million (180,000,000) ADSs with the Commission by means of (i) a Registration Statement on Form F-6 (File No. 33-14631), (ii) a Registration Statement on Form F-6 (File No. 33-46564), (iii) a Registration Statement on Form F-6 (File No. 33-78670), and (iv) a Registration Statement on Form F-6 (File No. 333-5906). The Depositary has confirmed that, as of March 3, 2005, fifty-seven million, nine hundred seventy-two thousand eight hundred and forty (57,972,840) ADSs have been issued and nineteen million seven hundred and sixty-six thousand, five hundred and forty-six (19,766,546) ADSs are outstanding. We confirm that approximately ninety-five million (95,000,000) WPP Shares will be issued to holders of Grey Stock in the Merger, to be represented by up to nineteen million (19,000,000) ADSs.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree as follows:

(1) The Merger.

(a) Representations and Warranties Upon Deposit of WPP Shares Against Issuance and Delivery of ADSs in the Merger. We hereby represent and warrant to the Depositary, that at the time of deposit in connection with the Merger (i) the WPP Shares will be duly authorized, validly issued, fully paid, non-assessable and legally obtained, (ii) all preemptive (and similar) rights, if any, with respect to the WPP Shares have been validly waived or exercised, (iii) we are duly authorized to deposit the WPP Shares, (iv) the WPP Shares will be free and clear of any lien, encumbrance, security interest, charge, mortgage or adverse claim, including, without limitation, all stamp duty or other taxes payable upon such WPP Shares, and (v) except as discussed in Section (2) below, the WPP Shares are not, and the ADSs issuable upon such deposit of such WPP Shares will not be, Restricted Securities. Any Restricted Securities to be issued in connection with the Merger will be in accordance with the terms provided in Section (2) below.

Except in the case of Restricted WPP Shares described in Section (2) below, we confirm that (i) the WPP Shares to be deposited against the issuance of ADSs in the Merger rank pari passu in all respects with the WPP Shares outstanding, (ii) none of the WPP Shares to be deposited by the Company, and none of the ADSs to be issued by the Depositary in respect thereof, will be owned by persons who are or will become upon consummation of the Merger our Affiliates, and (iii) none of the WPP Shares deposited upon the terms contemplated in Section (1) of this Letter Agreement are required to be segregated from the WPP Shares currently deposited under the Deposit Agreement.

(b) Issuance and Delivery of ADSs in Respect of the Merger. In connection with the delivery of the Share Consideration in the Merger, upon receipt of (i) delivery instructions from the Exchange Agent as to the aggregate number of ADSs to be issued under the Merger, (ii) confirmation from the Custodian of deposit of the corresponding number of WPP Shares in CREST Account No. BA01D, (iii) our signed instructions letter substantially in the form affixed hereto as Exhibit B attached hereto (the “ADS Issuance Instructions Letter”), including confirmation of payment of all applicable taxes, including, without limitation, any stamp duty tax, and receipt of all applicable certifications and approvals in England, we hereby instruct you to issue ADSs in respect of the WPP Shares so deposited in accordance with the terms of the Deposit Agreement, as supplemented by this Letter Agreement, and deliver to the Exchange Agent by means of (a) book-entry transfer or (b) delivery of ADR certificate(s) for the benefit of the holders of Grey Stock entitled to receive Share Consideration in the form of ADSs in the Merger.

(2) Supplement to Deposit Agreement and Authority to Issue Restricted ADSs.

(a) Supplement to the Deposit Agreement. The Deposit Agreement is hereby supplemented to authorize the Depositary to establish procedures enabling the Depositary to (a) accept deposits of WPP Shares that (i) are “Restricted Securities” within the meaning of Sections 1.17 and 5.11 of the Deposit Agreement or (ii) will be represented by Restricted ADSs when issued and delivered to the Holders entitled to receive Restricted ADSs representing such WPP Shares so deposited (such WPP Shares, the “Restricted WPP Shares”) and (b) permit the holders of such Restricted WPP Shares to hold their ownership interests in the form of ADSs (the ADSs representing such deposited Restricted WPP Shares the “Restricted ADSs,” and the ADRs evidencing such Restricted ADSs, the “Restricted ADRs”). We hereby agree to assist the Depositary in the establishment of such procedures and to take all actions required or reasonably requested by the Depositary to insure that such procedures do not violate any provision of the Securities Act or any rules or regulations promulgated thereunder.

The Deposit Agreement is further supplemented to authorize the Depositary to issue Restricted ADSs to the persons identified in Exhibit A to Exhibit C(i) hereof in book-entry form which shall be subject to the terms set forth in Exhibit E hereof.

(b) Depositary Procedures. The Restricted ADSs shall not be fungible in any way with the ADSs (that are not Restricted ADSs) issued under the terms of the Deposit Agreement, nor shall the Restricted WPP Shares be fungible in any way with the WPP Shares (that are not Restricted WPP Shares) deposited under the Deposit Agreement. Every Restricted ADS issued upon the deposit of Restricted WPP Shares under the Deposit Agreement as supplemented by this Letter Agreement shall be separately identified on the books of the Depositary and the Restricted WPP Shares so deposited shall be held separate and distinct from all other Deposited Securities held under the terms of the Deposit Agreement that are not Restricted Securities. The books of the Depositary shall identify the Restricted ADSs as restricted and shall contain stop transfer notations to that effect. The Restricted ADSs shall be issued only (i) upon receipt by the Depositary of written instructions from the Company and (ii) except in the case of Restricted ADSs issued under the terms of Exhibit E hereof (such Restricted ADSs the “Uncertificated Restricted ADSs”), in the form of Restricted ADR certificates which, if applicable, shall be affixed with restrictive legend(s) provided by the Company in writing in a form reasonably satisfactory to the Depositary setting forth, inter alia, the specific circumstances under which the Restricted ADRs and the Restricted ADSs evidenced thereby may be transferred or the Restricted Shares represented by such Restricted ADSs may be withdrawn upon presentation of such Restricted ADSs to the Depositary for cancellation. The Restricted ADSs shall not be eligible for inclusion in any book-entry settlement system, including, without limitation, The Depository Trust Company (“DTC”). Neither the Restricted WPP Shares nor the Restricted ADSs shall be eligible for any Pre-Release Transaction described in Section 5.10 of the Deposit Agreement.

Holders and Beneficial Owners of the Restricted ADSs may be required to provide the Depositary with written certifications, agreements or other documents as we or the Depositary may deem necessary or appropriate at the relevant time prior to (i) the deposit of Restricted Shares with the Custodian and the issuance of Restricted ADSs in respect thereof, (ii) the transfer of Restricted ADRs and the Restricted ADSs evidenced thereby, (iii) the removal of the transfer and other restrictions with respect to the Restricted ADRs and the Restricted ADSs evidenced thereby in order to create unrestricted ADRs evidencing unrestricted ADSs, or (iv) the withdrawal of the Restricted WPP Shares represented by the Restricted ADSs.

(c) Company Assistance. We agree to (i) provide assistance upon the reasonable request of and to the Depositary in the establishment of such procedures to enable the acceptance of the deposit of the Restricted WPP Shares, the issuance of the Restricted ADSs and the delivery of Restricted ADRs, the transfer of Restricted ADSs, the removal of the transfer and other restrictions with respect to Restricted ADSs in order to create unrestricted ADSs, and the withdrawal of the Restricted WPP Shares upon surrender of Restricted ADSs for cancellation, and (ii) take all steps reasonably requested by the Depositary to ensure that the acceptance of the deposit of the Restricted WPP Shares, the issuance of the Restricted ADSs, the issuance and delivery of the Restricted ADRs, the transfer of the Restricted ADSs, the removal of the transfer and other restrictions with respect to Restricted ADSs in order to create unrestricted ADSs, and the withdrawal of Restricted WPP Shares upon presentation of Restricted ADSs for cancellation, in each case upon the terms and conditions set forth herein, do not prejudice any substantial existing rights of Holders and Beneficial Owners of ADSs and do not violate the provisions of the Securities Act or any other applicable laws. We shall provide the Depositary with written instructions to issue Restricted ADSs substantially in the form affixed hereto as Exhibit C (the “Restricted ADS Issuance Instructions Letter”), together with the legend(s), if any, to be affixed to the Restricted ADRs, which legend(s) shall (i) be in a form reasonably satisfactory to the Depositary and (ii) set forth the specific circumstances under which the Restricted ADRs and the Restricted ADSs evidenced thereby may be transferred or the Restricted Shares withdrawn.

In furtherance of the foregoing, we shall, concurrent with the delivery of this Letter Agreement and any Restricted ADS Issuance Instructions Letter we deliver under this Letter Agreement, cause (A) our U.S. counsel to deliver an opinion to the Depositary stating, inter alia, that (i) this Letter Agreement is valid, binding and enforceable against the Company under the laws of the State of New York, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and (ii) as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), the F-4 Registration Statement has been declared effective by the Commission and to the best of such counsel’s knowledge, no stop order suspending the effectiveness of the F-4 Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or is pending or contemplated by the Commission under the Securities Act or the Exchange Act, and (iv) the deposit of WPP Shares against the issuance of ADSs and the deposit of Restricted WPP Shares against the issuance of Restricted ADSs and the consummation of the transactions contemplated by the Deposit Agreement as supplemented by this Letter Agreement do not and will not violate the provisions of any U.S. federal statute or rule, order or regulation applicable to the transaction of which we are aware, and (B) our English counsel to deliver an opinion to the Depositary in a form reasonably acceptable to the Depositary stating that (i) the Company has duly authorized and executed the Letter Agreement, (ii) the Letter Agreement is a legal valid and binding agreement of the Company enforceable against the Company, and (iii) none of the terms of the Letter Agreement, and none of the transactions contemplated in the Restricted ADS Issuance Instructions Letter violate any English law of general application.

In connection with the issuance of Restricted ADSs, we hereby instruct the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in this Letter Agreement, to issue and deliver Restricted WPP ADSs only (x) in the case of initial issuance, upon receipt of (i) the applicable Restricted ADS Issuance Instructions Letter, (ii) the requisite number of Restricted WPP Shares, (iii) the opinions of counsel identified above, and (iv) subject to the terms of the Deposit Agreement as supplemented by this Letter Agreement, payment of the applicable fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement upon the deposit of Restricted WPP Shares and the issuance of Restricted ADSs, (y) in the event of any corporate action of the Company which results in the issuance of Restricted ADSs to the Holder(s) of the Restricted ADSs and (z) in the event of any transfer of Restricted ADSs by a Holder of Restricted ADSs in circumstances that require the issuance of Restricted ADSs to the transferee, subject, however, to receipt of the applicable opinions contemplated herein or in any Restricted ADS Issuance Instructions Letter or in the restrictive legend(s) affixed to the particular Restricted ADR.

(d) Limitations on Transfer of Restricted ADSs.

Except as specifically set forth herein or in any particular Restricted ADS Issuance Instructions Letter or in the restrictive legend(s) affixed to the particular Restricted ADR, no transfers of any Restricted ADSs shall be permitted without the prior written consent of the Company. Except as specifically contemplated herein or in any particular Restricted ADS Issuance Instruction Letter, the Restricted ADSs shall be transferable only upon delivery to the Depositary of (i) a written consent to such transfer from the Company, (ii) all applicable documentation otherwise contemplated by the Deposit Agreement, as supplemented by this Letter Agreement, and (iii) such other documents as may reasonably be requested by the Depositary under the terms hereof including, without limitation, opinions of U.S. counsel and English counsel if restrictions are imposed as a result of English law or pursuant to an English law agreement.

(e) Limitations On Cancellation of Designated Restricted ADSs. Except as specifically contemplated herein or in any particular Restricted ADS Issuance Instructions Letter or in the restrictive legend(s) affixed to the particular Restricted ADR, no withdrawal or release of Restricted WPP Shares in respect of Restricted ADSs may occur without the prior written consent of the Company. The Company instructs the Depositary, and the Depositary agrees, not to release any Restricted Shares or cancel any Restricted ADSs for the purpose of withdrawing the underlying Restricted Shares unless (x) the conditions applicable to the withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied (except for any conditions relating to the Shares not being Restricted Securities) and (y) the Depositary shall have received from the person requesting the withdrawal of the Restricted Shares a duly completed and signed Withdrawal Certification substantially in the form of the applicable draft thereof attached hereto as Exhibit D (such certification, a “Withdrawal Certification”).

(f) Removal of Restrictions. The Company may instruct the Depositary from time to time in writing that some or all of the Restricted ADSs no longer constitute Restricted Securities. The Depositary shall remove all stop transfer notations from its records in respect of specified Restricted ADSs and shall treat such Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs only upon receipt of (x) written instructions from the Company to do so, (y) in the case of Restricted ADSs issued upon conversion of the Grey Global Group Inc. 5% Convertible Contingent Subordinated Debentures due 2033, an opinion of U.S. counsel to the Company stating, inter alia, that, the removal of distinctions between the specified Restricted ADSs and the ADSs does not violate U.S. securities laws and (z) such other documentation as the Depositary may reasonably request. Upon (i) receipt of such instructions and the applicable opinion of counsel or (ii) receipt of evidence reasonably satisfactory to the Depositary that the transfer of certain Restricted ADSs is covered by an effective registration statement under the Securities Act, the Depositary shall take all actions reasonably necessary to remove any distinctions previously existing between the applicable Restricted ADSs and the ADSs that are not Restricted ADSs.

(g) Other Terms of Restricted ADSs. Except as set forth in this Letter Agreement and except as required by applicable law, the Restricted ADRs and the Restricted

ADSs evidenced thereby shall be subject to the terms of the Deposit Agreement, as supplemented by this Letter Agreement and shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADRs and ADSs, respectively, issued and outstanding under the terms of the Deposit Agreement as supplemented by this Letter Agreement.

In the event that, in determining the rights and obligations of the parties hereto or any Holder or Beneficial Owner of Restricted ADSs, any conflict arises between (a) the terms of the Deposit Agreement and (b) the terms of (i) this Letter Agreement or (ii) the applicable Restricted ADR, the terms and conditions set forth in this Letter Agreement and of the applicable Restricted ADR shall be controlling and shall govern the rights and obligations of the parties pertaining to the particular deposited Restricted WPP Shares, Restricted ADSs and Restricted ADRs.

(3) Indemnification. The Company hereby confirms, for the benefit of the Depositary, that the indemnification obligations of the Company in favor of the Depositary contained in Section 5.08 of the Deposit Agreement shall cover the actions taken by the Depositary upon the terms contemplated in this Letter Agreement (including, without limitation, actions contemplated under any ADS Issuance Instructions Letter or any Restricted ADS Issuance Instructions Letter).

(4) Governing Law. This Letter Agreement shall be governed by New York law and is intended to supplement the terms of the Deposit Agreement without in any way affecting any of the rights or obligations of Holders or Beneficial Owners of ADSs currently outstanding.

The remainder of this page is intentionally left blank.

The Company and the Depositary have caused this Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

WPP Group plc

By:
Name:
Title:
Date:

Agreed and acknowledged:

CITIBANK, N.A., as ADR Depositary

By:
Name:
Title:
Date:

Exhibits

Exhibit A	Grey Acquisition Documents

Exhibit B	Form of ADS Issuance Instruction Letter

Exhibit C	Forms of Restricted ADS Issuance Instructions Letters

(i)	Form of Restricted ADS Issuance Instructions Letter for Restricted ADSs Issued to Holders pursuant to Rule 145 under the Securities Act

(ii)	Form of Restricted ADS Issuance Instructions Letter for Restricted ADSs Issued Upon Conversion of Restricted Convertible Notes

(iii)	Form of Restricted ADS Issuance Instructions Letter for Restricted ADSs Issued to Certain Employees

Exhibit D	Form of Restricted ADSs Withdrawal Certification

Exhibit E	Terms of Uncertificated Restricted ADSs

Exhibit A

GREY ACQUISITION DOCUMENTS

A-1

Exhibit B

FORM OF ADS ISSUANCE INSTRUCTIONS LETTER

WPP Group plc

27 Farm Street

London W1J 5RJ

England

[DATE], 2005

Citibank, N.A.

388 Greenwich Street, 14th Floor

New York, NY 10013

WPP Group plc - ADS Program

Acquisition of Grey Global Group Inc.

Ladies and Gentlemen:

Reference is hereby made to the Letter Agreement, dated as of March 7, 2005 (the “Letter Agreement”) supplementing the Deposit Agreement (described in the Letter Agreement), by and between WPP Group plc, a public limited company organized and existing under the laws of England (the “Company”) and Citibank, N.A. (the “Depositary”). All capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Letter Agreement.

Notice is hereby given that (i) the Merger has become effective as of 9:00 p.m., New York City time, on March 7, 2005, (ii) the Company [has deposited] [will deposit] on [date] [insert number] WPP Shares with the Custodian (the “Deposit Shares”), Citibank, N.A. London Branch (CREST Account No. BA01D), and (iii) all applicable taxes, including stamp duty taxes, have been paid in respect of such Deposited Shares, pursuant to the Merger.

The Depositary is hereby instructed, upon receipt of confirmation from the Custodian of the due deposit of the Deposit Shares, to issue the corresponding number of ADSs and to make delivery thereof to the Exchange Agent in the form of (i) a book-entry transfer or (ii) ADR certificate(s) for the benefit of the surrendering holders of Grey Stock in the Merger.

B-1

The Company hereby confirms (i) the accuracy of the representations, warranties and confirmations contained in the Letter Agreement in respect of the Deposit Shares and the ADSs issued in respect thereof, and (ii) that the issuance of the WPP Shares in the form of ADSs by the Company pursuant to the Merger is covered by the F-4 Registration Statement and the F-6 Registration Statements which are currently effective, have been effective during the applicable offer period and, if applicable, have been updated by the Company in accordance with the undertakings set forth therein, respectively.

WPP Group plc

By:
Name:
Title:

B-2

Exhibit C

FORMS OF RESTRICTED ADS ISSUANCE INSTRUCTIONS LETTERS

(i)	Form of Restricted ADS Issuance Instructions Letter for Restricted ADSs Issued to Holders pursuant to Rule 145 under the Securities Act

(ii)	Form of Restricted ADS Issuance Instructions Letter for Restricted ADSs Issued Upon Conversion of Restricted Convertible Notes

(iii)	Form of Restricted ADS Issuance Instructions Letter for Restricted ADSs Issued to Certain Employees

C-1

Exhibit C (i)

FORM OF RESTRICTED ADS ISSUANCE INSTRUCTIONS LETTER FOR ADSs TO

BE ISSUED TO PERSONS DEEMED UNDERWRITERS UNDER RULE 145

WPP Group plc

27 Farm Street

London W1J 5RJ

England

[DATE], 2005

Citibank, N.A.

388 Greenwich Street, 14th Floor

New York, NY 10013

Attn: Depositary Receipts Department

WPP Group plc - ADS Program

Issuance Instructions for Restricted ADSs

Ladies and Gentlemen:

Reference is hereby made to the Letter Agreement, dated as of March 7, 2005 (the “Letter Agreement”) supplementing the Deposit Agreement (described in the Letter Agreement), by and between WPP Group plc, a public limited company organized and existing under the laws of England (the “Company”) and Citibank, N.A. (the “Depositary”). All capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Letter Agreement.

Notice is hereby given that the Merger has become effective as of 9:00 p.m., New York City time, on March 7, 2005 and the Company [has deposited] [will deposit] on [date] [insert number] Restricted WPP Shares with the Custodian (the “Deposit Shares”), Citibank, N.A. London Branch.

C(i)-1

The Depositary is hereby instructed, upon receipt of confirmation from the Custodian of the due deposit of the Deposit Shares, to:

(i) segregate the Deposit Shares from the WPP Shares deposited under the Deposit Agreement, as supplemented by the Letter Agreement;

(ii) issue ADSs (such ADSs, the “Restricted ADSs”) in the form of Uncertificated Restricted ADSs upon the terms set forth in Exhibit E to the Letter Agreement to the Holders and in the denominations set forth in Exhibit A hereto;

(iii) accept no instruction to transfer, sell or otherwise dispose of such Uncertificated Restricted ADSs without prior receipt of (a) a completed and signed certification from the Holder thereof substantially in the form attached hereto as Exhibit B; and

(iv) accept no Uncertificated Restricted ADSs for withdrawal of the Deposit Shares represented thereby without prior receipt of a completed and signed certification from the Holder thereof substantially in the form attached to the Letter Agreement as Exhibit D (the “Restricted ADS Withdrawal Certification”).

Attached hereto as Exhibit C are copies of executed affiliate letters to the Company from each of the Holders listed on Exhibit A hereto in which such Holders have acknowledged the restrictions applicable to the Restricted ADSs to be issued to them.

The Company hereby confirms (i) the accuracy of the representations and warranties contained in the Letter Agreement in respect of the Deposit Shares, the Restricted ADSs issued in the form of Uncertificated Restricted ADSs in respect of Section (2) thereof, and (ii) that the indemnification provisions of the Deposit Agreement as supplemented by the Letter Agreement apply to this Restricted ADS Issuance Instruction Letter without limitation.

WPP Group plc

By:
Name:
Title:

C(i)-2

Exhibit A

Names and Addresses of Persons Entitled to Receive Restricted ADSs

Name	Social Security or Employer Identification Number	Address	Number of Restricted ADSs Such Person Is Entitled to Receive
Edward H. Meyer

Steven G. Felsher

Lester M. Feintuck

John A. Grudzina

Neil I. Kreisberg

Daniel S. Shapiro

Harold Tanner

Julian A. Brodsky

C(i)(A)-1

Exhibit B

FORM OF CERTIFICATION UPON SALE, TRANSFER OR OTHER DISPOSITION

OF RESTRICTED ADSs

[DATE]

Citibank, N.A.

388 Greenwich Street, 14th Floor

New York, NY 10013

WPP Group plc - ADS Program

Certification upon Sale, Transfer or other Disposition of Restricted ADSs.

Ladies and Gentlemen:

Reference is hereby made to the Amended and Restated Deposit Agreement, dated as of October 24, 1995, as amended by Amendment No. 1 to Deposit Agreement, dated as of November 9, 1999, as further amended by Amendment No. 2 to Amended and Restated Deposit Agreement, dated as of October 3, 2000, and as further amended by Amendment No. 3 to Deposit Agreement, dated as of May 17, 2002 (as so amended and restated and further amended, the “Deposit Agreement”), by and among WPP Group plc, a public limited company organized and existing under the laws of England (“WPP” or the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, in its capacity as depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (“ADSs”) evidenced by American Depositary Receipts (“ADRs”) issued thereunder, each ADS representing five (5) ordinary shares, par value 10 pence per share, of WPP (the “WPP Shares”), as supplemented by the Letter Agreement, dated as of March 7, 2005 (the “Letter Agreement”), between the Company and the Depositary. Capitalized terms used but not otherwise defined in this Letter Agreement shall have the meaning given to such terms in the Deposit Agreement as supplemented by the Letter Agreement.

The remainder of this page is deliberately left blank

C(i)(C)-1

A. The undersigned hereby certifies that the undersigned:

(please check the applicable box)

☐ is the original holder of the Uncertificated Restricted ADSs who acquired all of the Uncertificated Restricted ADSs directly from WPP Group plc in connection with WPP Group plc’s acquisition of Grey Global Group Inc. in March, 2005 (the “Original Holder”);

OR

☐ is not the Original Holder.

B. The undersigned hereby further certifies that the Uncertificated Restricted ADSs are being sold:

(please check the applicable box)

☐ pursuant to an effective registration statement under the Securities Act;

OR,

☐ in conformity with the provisions of Rule 145 under the Securities Act (as such rule may hereafter from time to time be amended) and if the undersigned is not the Original Holder, the undersigned agrees to deliver to the Depositary an opinion of U.S. counsel confirming that the sale, transfer or other disposition does not violate the U.S. securities laws;

OR

☐ in conformity with the provisions of Regulation S under the Securities Act (as such regulation may hereafter from time to time be amended; or

OR

☐ to the extent not specifically covered above, pursuant to the opinion of counsel in form and substance reasonably satisfactory to the Company and the Depositary, or under a “no-action” or interpretive letter obtained by the undersigned from the Commission specifically issued with respect to a transaction to be engaged in by the undersigned enclosed herewith, that such sale, transfer or other disposition will not violate or is otherwise exempt from registration under the Securities Act.

C(i)(B)-2

The undersigned hereby instructs the Depositary to deliver the freely transferable ADSs as follows:

[Insert delivery instructions]

If you have any questions regarding the foregoing, please call the undersigned at                     .

Very truly yours,

[NAME OF HOLDER OF RESTRICTED ADSs]

C(i)(B)-3

Exhibit C

COPIES OF EXECUTED AFFILIATE LETTERS TO THE COMPANY FROM EACH

OF THE HOLDERS LISTED IN EXHIBIT A TO THE RESTRICTED ADS ISSUANCE

INSTRUCTIONS LETTER ATTACHED TO THE LETTER AGREEMENT AS

EXHIBIT C(i)

C(i)(C)-1

Exhibit C (ii)

to

Letter Agreement, dated as of March 7, 2005,

by and between

Citibank, N.A. and WPP Group plc (the “Letter Agreement”)

FORM OF RESTRICTED ADS ISSUANCE INSTRUCTIONS LETTER FOR ADSs TO

BE ISSUED UPON CONVERSION OF RESTRICTED CONVERTIBLE NOTES

WPP Group plc

27 Farm Street

London W1J 5RJ

England

[DATE], 2005

Citibank, N.A.

388 Greenwich Street, 14th Floor

New York, NY 10013

Attn: Depositary Receipts Department

WPP Group plc - ADS Program

Restricted ADSs Issuance Instructions

Ladies and Gentlemen:

Reference is hereby made to the Letter Agreement, dated as of March 7, 2005 (the “Letter Agreement”) supplementing the Deposit Agreement (described in the Letter Agreement), by and between WPP Group plc, a public limited company organized and existing under the laws of England (the “Company”) and Citibank, N.A. (the “Depositary”). All capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Letter Agreement.

Notice is hereby given that (i) the persons listed in Exhibit A hereto have converted certain restricted convertible notes of Grey Global Group Inc., a wholly owned

C(ii)-1

subsidiary of the Company and (ii) the Company [has deposited] [will deposit] on [date] [insert number] Restricted WPP Shares with the Custodian (the “Deposit Shares”), Citibank, N.A. London Branch.

The Depositary is hereby instructed, upon receipt of confirmation from the Custodian of the due deposit of the Deposit Shares, to issue Restricted ADRs evidencing the corresponding number of Restricted ADSs and to make delivery thereof to the Holders entitled thereto in the name(s) and to the address(es) provided in the list attached hereto as Exhibit A and to:

(i) segregate the Deposit Shares from the Shares deposited under the Deposit Agreement, as supplemented by the Letter Agreement;

(ii) issue ADSs (such ADSs, the “Restricted ADSs”) in the form of ADR certificates (such ADR certificates, the “Restricted ADR Certificates”) to the Holders and in the denominations set forth in Exhibit A hereto and affix the following legend to each such Restricted ADR Certificate:

“THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM THE HOLDER OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE”;

C(ii)-2

(iii) accept no instruction to transfer, sell or otherwise dispose of Such Restricted ADSs without prior receipt of (a) a completed and signed certification from the Holder thereof substantially in the form attached hereto as Exhibit B and (b) an opinion of U.S. counsel satisfactory to the Depositary stating, inter alia that the action requested does not violate U.S. Securities laws; and

(iv) accept no Restricted ADSs for withdrawal of the Deposit Shares represented thereby without prior receipt of a completed and signed certification from the Holder thereof substantially in the form attached to the Letter Agreement as Exhibit D (the “Restricted ADS Withdrawal Certification”)

The Company hereby confirms (i) the accuracy of the representations and warranties contained in the Letter Agreement in respect of the Deposit Shares and the Restricted ADSs issued in respect of Section (2) thereof, and (ii) that the indemnification provisions of the Deposit Agreement as supplemented by the Letter Agreement apply to this Restricted ADS Issuance Instruction Letter without limitation.

WPP Group plc

By:
Name:
Title:

C(ii)-3

Exhibit A

Names and Addresses of Persons Entitled to Receive Restricted ADSs Upon

Conversion of Certain Restricted Convertible Notes

Name	Social Security or Employer Identification Number	Address	Number of Restricted ADSs Such Person Is Entitled to Receive

C(ii)(A)-1

Exhibit B

FORM OF CERTIFICATION UPON SALE, TRANSFER OR OTHER DISPOSITION

OF RESTRICTED ADSs ISSUED UPON CONVERSION OF RESTRICTED

CONVERTIBLE NOTES

[DATE]

Citibank, N.A.

388 Greenwich Street, 14th Floor

New York, NY 10013

WPP Group plc - ADS Program

Certification upon Sale, Transfer or other Disposition of Restricted ADSs.

Ladies and Gentlemen:

Reference is hereby made to the Amended and Restated Deposit Agreement, dated as of October 24, 1995, as amended by Amendment No. 1 to Deposit Agreement, dated as of November 9, 1999, as further amended by Amendment No. 2 to Amended and Restated Deposit Agreement, dated as of October 3, 2000, and as further amended by Amendment No. 3 to Deposit Agreement, dated as of May 17, 2002 (as so amended and restated and further amended, the “Deposit Agreement”), by and among WPP Group plc, a public limited company organized and existing under the laws of England (“WPP” or the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, in its capacity as depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (“ADSs”) evidenced by American Depositary Receipts (“ADRs”) issued thereunder, each ADS representing five (5) ordinary shares, par value 10 pence per share, of WPP (the “WPP Shares”), as supplemented by the Letter Agreement, dated March 7, 2005 (the “Letter Agreement”), between the Company and the Depositary. Capitalized terms used but not otherwise defined in this Letter Agreement shall have the meaning given to such terms in the Deposit Agreement as supplemented by the Letter Agreement.

1. The undersigned is surrendering the enclosed restricted ADR certificate(s) for the purpose of sale, transfer or other disposition of the Restricted ADSs evidenced thereby; and

C(ii)(B)-1

2. The undersigned acknowledges that the sale, transfer or other disposition by the undersigned of the Restricted WPP Shares represented by the Restricted ADSs evidenced by the Restricted ADR(s) surrendered herewith has not been and will not be registered under the Securities Act or with any state regulatory authority in any state of jurisdiction of the United States; and

3. the undersigned has sold, transferred or otherwise disposed of the Restricted WPP Shares represented by the Restricted ADSs evidenced by the Restricted ADR certificate(s) surrendered herewith:

(check the appropriate box:)

☐ outside the United Stated in accordance with Regulation S under the Securities Act; or

☐ to an Institutional Accredited Investor pursuant to an exemption from the registration requirements of the Securities Act, other than under Rule 144A, Rule 144 or Rule 904 thereof; or

☐ in accordance with Rule 144 under the Securities Act; or

☐ pursuant to an effective registration statement under the Securities Act and in accordance with the securities laws of the states or other jurisdictions of the United States.

The undersigned hereby surrenders to the Depositary, the following Restricted ADR certificate(s) representing Restricted ADSs (as defined in the Letter Agreement) for sale, transfer or other disposition:

	Restricted ADR Certificate Number	Number of Restricted ADSs evidenced thereby
1.
2.
3.
Total Restricted ADSs to be Sold:

The Restricted ADR(s) enclosed herewith is/are accompanied by proper instruments of transfer (including any required signature guarantees). Please deliver the freely transferable ADSs as follows:

[Insert delivery instructions]

C(ii)(B)-2

If you have any questions regarding the foregoing, please call the undersigned at                     .

Very truly yours,

[NAME OF HOLDER OF RESTRICTED ADSs]

C(ii)(B)-3

Exhibit C (iii)

to

Letter Agreement, dated as of March 7, 2005,

by and between

Citibank, N.A. and WPP Group plc (the “Letter Agreement”)

FORM OF RESTRICTED ADS ISSUANCE INSTRUCTIONS LETTER FOR ADSs TO

BE ISSUED TO CERTAIN EMPLOYEES OF THE COMPANY

WPP Group plc

27 Farm Street

London W1J 5RJ

England

[DATE], 2005

Citibank, N.A.

388 Greenwich Street, 14th Floor

New York, NY 10013

Attn: Depositary Receipts Department

WPP Group plc - ADS Program

Acquisition of Grey Global Group Inc.

Ladies and Gentlemen:

Reference is hereby made to the Letter Agreement, dated as of March 7, 2005 (the “Letter Agreement”) supplementing the Deposit Agreement (described in the Letter Agreement), by and between WPP Group plc, a public limited company organized and existing under the laws of England (the “Company”) and Citibank, N.A. (the “Depositary”). All capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Letter Agreement.

Notice is hereby given that the Merger has become effective as of 9:00 p.m., New York City time, on March 7, 2005 and the Company [has deposited] [will deposit] on [date] [insert number] Restricted WPP Shares with the Custodian (the “Deposit Shares”), Citibank, N.A. London Branch.

C(iii)(A)-1

The Depositary is hereby instructed, upon receipt of confirmation from the Custodian of the due deposit of the Deposit Shares, to issue Restricted ADRs evidencing the corresponding number of Restricted ADSs and to make delivery thereof to the Holders entitled thereto in the name(s) and to the address(es) provided in the list attached hereto as Exhibit A and to:

(i) segregate the Deposit Shares from the Shares deposited under the Deposit Agreement, as supplemented by the Letter Agreement;

(ii) issue ADSs (such ADSs, the “Restricted ADSs”) in the form of ADR certificates (such ADR certificates, the “Restricted ADR Certificates”) to the Holders and in the denominations set forth in Exhibit A hereto and affix the applicable legend(s) set forth opposite the name of each such Holder in Exhibit A hereto to the Restricted ADR certificate evidencing such Holder’s Restricted ADSs;

(iii) accept no instruction to transfer, sell or otherwise dispose of Such Restricted ADSs without prior receipt of written notice from the Company that the WPP Shares represented by such Holder’s Restricted ADSs have vested; and

(iv) accept no Restricted ADSs for withdrawal of the Deposit Shares represented thereby without prior receipt of written notice from the Company that the WPP Shares represented by such Holder’s Restricted ADSs have vested.

The Company hereby confirms (i) the accuracy of the representations and warranties contained in the Letter Agreement in respect of the Deposit Shares and the Restricted ADSs issued in respect of Section (2) thereof, and (ii) that the indemnification provisions of the Deposit Agreement as supplemented by the Letter Agreement apply to this Restricted ADS Issuance Instruction Letter without limitation.

WPP Group plc

By:
Name:
Title:

C(iii)-2

Exhibit A

Names and Addresses of Certain Employees Entitled to Receive Restricted ADSs

Name	Social Security or Employer Identification Number	Address	Number of Restricted ADSs Such Person Is Entitled to Receive	Restrictive Legend to be Affixed to Such Restricted ADR(s)
Robert Baiocco

Chris Beaumont

Steve Blamer

Dene Callas

Carolyn Carter

Steve Centrillo

John Edwards

Robert Feldman

Steven Felsher

David Freilicher

John Grudzina

Jonathan Kramer

Neil Kreisberg

Lynn O’Connor Vos

Deborah Reiner

Jonathan Rogers

Alexander Schmidt-Vogel

Mark Schwatka

Nirvik Singh

C(iii)(A)-1

EXHIBIT D

to

Letter Agreement, dated as of March 7, 2005,

by and between

Citibank, N.A. and WPP Group plc (the “Letter Agreement”)

FORM OF WITHDRAWAL CERTIFICATION

[DATE]

Citibank, N.A.

388 Greenwich Street, 14th Floor

New York, NY 10013

Re:	Certification and Agreement of Persons Surrendering Restricted ADSs for the Purpose of Withdrawal of Restricted WPP Shares Pursuant to Section 2.05 of the Deposit Agreement

Ladies and Gentlemen:

We refer to the Amended and Restated Deposit Agreement, dated as of October 24, 1995, as amended by Amendment No. 1 to Deposit Agreement, dated as of November 9, 1999, as further amended by Amendment No. 2 to Amended and Restated Deposit Agreement, dated as of October 3, 2000, and as further amended by Amendment No. 3 to Deposit Agreement, dated as of May 17, 2002, as supplemented by the Letter Agreement, dated as of March 7, 2005 (as so amended and restated, further amended and supplemented, the “Deposit Agreement”), by and among WPP Group plc, a public limited company organized and existing under the laws of England (“WPP” or the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, in its capacity as depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, each ADS representing five (5) ordinary shares, par value 10 pence per share, of WPP (the “WPP Shares”). Capitalized terms used but not defined herein shall have the meanings given them in the Deposit Agreement.

We are surrendering Restricted ADSs in accordance with the terms of the Deposit Agreement for the purpose of withdrawal of the Restricted WPP Shares represented by the Restricted ADSs evidenced by the Restricted ADRs surrendered herewith pursuant to Section 2.05 of the Deposit Agreement.

E-1

(a) We acknowledge (or if we are acting for the account of another person, such person has confirmed to us that it acknowledges) that the transfer or resale by us of the Restricted WPP Shares represented by our Restricted ADSs have not been and will not be registered under the Securities Act, or with any securities regulatory authority in any state or other jurisdiction of the United States;

(b) We certify (or if we are acting for the account of another person, such person has confirmed to us that it certifies) that we will sell the Restricted WPP Shares represented by the Restricted ADSs evidenced by the Restricted ADRs surrendered herewith only in compliance with the requirements of the U.S. securities laws (including, without limitation, the applicable laws of the states of the United States) and we will not deposit or cause to be deposited the Restricted WPP Shares into any depositary receipts facility established or maintained by a depositary bank other than a restricted depositary receipts facility established and maintained for such purpose; and EITHER:

(A) We are the registered Holder of the Restricted ADSs evidenced by the Restricted ADR surrendered herewith and:

(i) we have (or it has) sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted ADSs, the Restricted ADRs or the Restricted WPP Shares to persons other than U.S. Persons (as such term is defined in Regulation S under the Securities Act) in accordance with Regulation S under the Act and we are (or it is), or prior to such sale we were (or it was), the beneficial owner of the Restricted ADR(s) surrendered herewith and the Restricted ADSs evidenced thereby, or

(ii) we (or it) will be the beneficial owner of the Restricted WPP Shares upon withdrawal, and, accordingly, we agree that (x) we (or it) will not offer, sell, pledge or otherwise transfer the Shares except (A) outside the United States to persons other than U.S. Persons (as such term is defined in Regulation S under the Act) in accordance with Regulation S under the Act, or (B) in accordance with Rule 144 under the Act (if available), or (C) pursuant to an effective registration statement under the Act, in each case in accordance with any applicable securities laws of any state of the United States, and (y) we (or it) will not deposit or cause to be deposited such Shares into any depositary receipt facility established or maintained by a depositary bank (including any such facility maintained by the Depositary), other than a restricted depositary receipts facility, so long as such Shares are “restricted securities” within the meaning of Rule 144(a)(3) under the Act.

OR

(B) We are not the registered Holder of the Restricted ADRs surrendered herewith a person other than a U.S. Person (as such term is defined in Regulation S under the Act) and are located outside the United States (within the meaning of Regulation S under the Act); we acquired, or have agreed to acquire and at or prior to the time of the withdrawal will have acquired, the Restricted ADSs, Restricted ADRs or the Restricted WPP Shares outside the United States (within the meaning of Regulation S); and we are, or upon acquisition thereof will be, the beneficial owner of the Restricted ADSs, Restricted ADRs or the Restricted WPP Shares.

D-2

If we are a broker-dealer, we further certify that we are acting for the account of our customer and that our customer has confirmed the accuracy of the representations contained herein that are applicable to it (including the representations with respect to beneficial ownership) and, our confirmed that it will comply with the agreements set forth herein.

Very truly yours,

[NAME OF CERTIFYING ENTITY]

By:
Name:
Title:

Date:

D-3

EXHIBIT E

to

Letter Agreement, dated as of March 7, 2005,

by and between

Citibank, N.A. and WPP Group plc (the “Letter Agreement”)

Supplemental Terms Applicable to Restricted ADSs

(the “Supplement”)

All capitalized terms used but not defined in this Supplement shall have the meaning given to such terms in the Letter Agreement.

Notwithstanding any other provision of the Deposit Agreement, the Restricted ADSs issued in “uncertificated form” as contemplated in the Letter Agreement shall not be evidenced by ADRs (such ADSs, the “Uncertificated Restricted ADS(s)” and the ADS(s) issued under the Deposit Agreement that are evidenced by ADR(s), the “Certificated ADS(s)”). The terms of this Supplement are intended to apply only to Uncertificated Restricted ADSs and shall not in any way affect or modify the terms of the Certificated ADSs. The Uncertificated Restricted ADS(s) issued pursuant to the terms of the Letter Agreement shall at all times be subject to the terms of the Deposit Agreement (as supplemented by the Letter Agreement) and New York law applicable to uncertificated equity securities. Uncertificated Restricted ADSs shall not be represented by any instruments but shall be evidenced only by registration in the books of the Depositary maintained for such purpose. Holders of Uncertificated Restricted ADSs that are not subject to any registered pledges, liens, restrictions or adverse claims of which the Depositary has notice at such time shall have the right, subject to the terms of the Letter Agreement, to exchange the Uncertificated Restricted ADS(s) for Certificated ADS(s) of the same type and class, subject in each case to applicable laws, rules and regulations. Uncertificated Restricted ADSs shall in all respects be identical to Certificated ADS(s) of the same type and class, except that (i) no ADR(s) shall be, or shall need to be, issued to evidence Uncertificated Restricted ADS(s), (ii) Uncertificated Restricted ADS(s) shall, subject to the terms of the Deposit Agreement and the Letter Agreement, be transferable upon the same terms and conditions as uncertificated securities under New York law, (iii) the ownership of Uncertificated Restricted ADS(s) shall be recorded on the books of the Depositary maintained for such purpose and evidence of such ownership shall be reflected in statements provided by the Depositary to the Holder(s) in accordance with applicable New York law, (iv) Uncertificated Restricted ADSs are subject to the restrictions set forth in the Letter Agreement, (v) the Uncertificated Restricted ADS(s) shall not be entitled to any benefits under the Deposit Agreement or be valid or enforceable for any purpose against the Depositary or the Company unless such Uncertificated Restricted ADS(s) is/are registered on the books of the Depositary maintained for such purpose, (vi) the Depositary may, in connection with any transfer, pledge, release and cancellation of Uncertificated Restricted ADS(s), require the prior receipt of such documentation as the Depositary may deem reasonably appropriate (consistent with the terms of

E-1

the Letter Agreement), and (vii) in the event of termination of the Deposit Agreement, the Depositary shall not require Holders of Uncertificated Restricted ADSs to affirmatively instruct the Depositary before remitting proceeds from the sale of the Deposited Securities represented by such Holders’ Uncertificated Restricted ADSs under the terms of Section 6.2 of the Deposit Agreement. All provisions and conditions of the Deposit Agreement shall apply to Uncertificated Restricted ADSs to the same extent as to Certificated ADSs, except as contemplated in this Supplement and the Letter Agreement. The Depositary is authorized and directed to take any and all actions and establish any and all procedures deemed reasonably necessary to give effect to the terms of this Supplement. Any references in the Deposit Agreement or any ADR(s) to the terms “American Depositary Share(s)” or “ADS(s)” shall, unless the context, the Letter Agreement or this Supplement otherwise requires, include Uncertificated ADS(s). Except as set forth in this Supplement or the Letter Agreement and except as required by applicable law, the Uncertificated Restricted ADSs shall be treated as ADSs issued and outstanding under the terms of the Deposit Agreement. In the event that, in determining the rights and obligations of parties with respect to any Uncertificated Restricted ADSs, any conflict arises between (a) the terms of the Deposit Agreement, (b) the terms of this Supplement, or (c) the terms of the Letter Agreement, the terms and conditions set forth in the Letter Agreement (including this Supplement) shall be controlling and shall govern the rights and obligations of the parties to the Deposit Agreement pertaining to the Uncertificated Restricted ADSs.

E-2